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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 April 14, 1998



                                Holly Corporation
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                   001-03876                75-1056913
         --------                   ---------                ----------
      (STATE OR OTHER              (COMMISSION              (IRS EMPLOYER
      JURISDICTION OF              FILE NUMBER)           IDENTIFICATION NO.)
      INCORPORATION)


                               100 Crescent Court
                                   Suite 1600
                               Dallas, Texas 75201
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:
                                 (214) 871-3555




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ITEM 5.  OTHER EVENTS

         On April 14, 1998, Holly Corporation's (the "Registrant") Board of Directors approved merging (the "Merger") the Registrant with and into Giant Industries, Inc. ("Giant") pursuant to an Agreement and Plan of Merger (the "Merger Agreement"). The Merger is conditioned upon the approval of the Registrant's stockholders and other conditions stated in the Merger Agreement. Included as an attachment to the Merger Agreement is a Major Stockholders' Agreement pursuant to which certain stockholders of the Registrant and Giant agree to vote in favor of the Merger in any meeting of stockholders of the respective companies. A copy of the Merger Agreement, including the Major Stockholders' Agreement, is attached hereto as Exhibit 2.01, which documents are incorporated in their entirety herein by reference. See "Index to Exhibits."



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Date:  April 17, 1998


                                                     HOLLY CORPORATION


                                                     By: /s/ MATTHEW P. CLIFTON
                                                        ------------------------
                                                     Name:  Matthew P. Clifton
                                                     Its:  President




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                                INDEX TO EXHIBITS




   Exhibit
   Number                          Description
   ------                          -----------
     2.01 Agreement and Plan of Merger, by and between Holly Corporation and Giant Industries, Inc., dated April 14, 1998